SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box;

☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

☐	Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Exelis Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to be Held on May 9, 2012

EXELIS INC.

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

    EXELIS INC.

    1650 TYSONS BLVD., SUITE 1700

    MCLEAN, VA 22102

Meeting Information Meeting Type: Annual Meeting For holders as of: March 16, 2012 Date: May 9, 2012 Time: 10:30 a.m., EDT Location: Doral Arrowwood 975 Anderson Hill Road Rye Brook, New York 10573
We encourage you to access and review all of the important information contained in the proxy materials before voting.

ADMISSION TICKET

This is notice of your invitation to attend the Annual Meeting of Shareholders of Exelis Inc. to be held on Wednesday, May 9, 2012 at 10:30 a.m., EDT at Doral Arrowwood, 975 Anderson Hill Road, Rye Brook, New York 10573.

You should present this Admission Ticket in order to gain admittance to the Annual Meeting. This ticket admits only the shareholder listed and is not transferable.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vole — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT, CEO ANNUAL REPORT LETTER, ANNUAL REPORT ON FORM 10-K.

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:        www.proxyvote.com

2) BY TELEPHONE:    1 -800-579-1639

3) BY E-MAIL*:            sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2012 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: You can gain entrance to the shareholder meeting by producing the attached Admission Ticket. During the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

—

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, AND 4
1.	Election of three Class I Directors of the Exelis Inc. Board of Directors.
Nominees:
	1a.	Ralph F. Hake
	1b.	David F. Melcher
	1c.	Herman E. Bulls
2.	Ratification of the appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2012.
3.	Approval of an amendment and restatement of the Exelis Inc. 2011 Omnibus Incentive Plan to increase the number of shares of Common Stock reserved for issuance under the plan to 40 million.
4.	Approval, in a non-binding vote, the compensation of our named executive officers, as described in the 2012 Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE 1 YEAR ON THE FOLLOWING PROPOSAL:
5.	To determine, in a non-binding vote, whether a shareholder vote to approve the compensation of our named executive officers should occur every one, two or three years.